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                                                                    EXHIBIT 99.2


                                                               Order No. A98-135


                              STATE OF NEW JERSEY
                      DEPARTMENT OF BANKING AND INSURANCE



IN THE MATTER OF HIP OF    )                               ORDER AMENDING
NEW JERSEY, INC.           )                         CONFIDENTIAL ORDER A98-134


     This matters comes before the Commissioner of the New Jersey Department of Banking and Insurance ("Department") pursuant to N.J.S.A. 17:51A-1, et seq.
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     IT APPEARING that HIP of New Jersey, Inc. ("HIP"), doing business as HIP
Health Plan of New Jersey, is a not-for-profit New Jersey domiciled health maintenance organization ("HMO") which was issued a certificate of authority and became authorized to transact business in New Jersey as an HMO on January 25, 1980 in accordance with the requirements of N.J.S.A. 26:2J-4; and
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     IT FURTHER APPEARING that for the reasons set forth below, the Department is, pursuant to N.J.S.A. 17:51A-1 et seq., placing HIP under administrative
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supervision because it is in a hazardous financial condition; and

     IT FURTHER APPEARING that as of December 31, 1997 HIP was authorized to do business only in the State of New Jersey and, specifically, was authorized to do business only in the following counties: Atlantic, Bergen, Burlington, Camden, Essex, Gloucester, Hudson, Hunterdon, Mercer, Middlesex, Monmouth, Morris, Ocean, Passaic, Salem, Somerset, and Union; and

     IT FURTHER APPEARING that HIP's contract holders are either individual members or legal entities who, on behalf of their individual members, pay monthly premiums to HIP in exchange for medical services and supplies; and

     IT FURTHER APPEARING that HIP has contracted with the Department of Human Services to provide medical services and supplies to Medicaid recipients and participates in the New Jersey KidCare Program in 13 counties; and

     IT FURTHER APPEARING that as of December 31, 1997 HIP had 195,216 members, comprised of 9,574 Medicare enrollees, 25,161 Medicaid recipients and 160,481 members other than Medicare or Medicaid recipients (hereinafter referred to as "commercial members"); and

     IT FURTHER APPEARING that Pinnacle Health Enterprises, L.L.C. ("PHE"), a subsidiary of PHP Healthcare Corporation ("PHP"), is a Delaware domiciled limited liability company; and
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     IT FURTHER APPEARING that pursuant to a contractual agreement entered between HIP and PHE on July 24, 1997 and effective November 1, 1997 (hereinafter referred to as "the Contract"), PHE provides health care services and supplies to HIP members, performs quality improvement, utilization management and provider credentialing functions, processes and pays claims and contracts with providers; and

     IT FURTHER APPEARING that pursuant to the Contract, HIP is, among other things, obligated to continue the development of products and pricing and is responsible for the collection of premium from HIP contract holders, marketing and processing of enrollment applications; and

     IT FURTHER APPEARING that pursuant to the Contract, HIP is obligated to pay to PHE on a semi-monthly basis a percentage of the premium received by HIP from its contract holders, which percentage fluctuates annually pursuant to the terms of the Contract; and

     IT FURTHER APPEARING that as of December 31, 1997 there were 3,264 medical providers (hereinafter referred to as "HIP/PHP providers") eligible to receive payment for services provided to HIP members; and

     IT FURTHER APPEARING that pursuant to N.J.A.C. 8:38-11.1(b), HIP shall
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maintain at all times a minimum net worth, determined on a statutory accounting practices ("SAP") basis, equal to $15,358,830 as of December 31, 1997 in order to maintain its certificate of authority to do business in the State of New Jersey; and

     IT FURTHER APPEARING that according to the December 31, 1997 annual financial statement filed with the Department by HIP pursuant to N.J.S.A. 26:2J-
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9 and N.J.A.C. 8:38-11.6(a), HIP's net worth as of December 31, 1997 was
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$15,414,915; and

     IT FURTHER APPEARING that according to the March 31, 1998 First Quarter Financial Statement filed by HIP pursuant to N.J.A.C. 8:38-11.6(d) and received
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by the Department on May 28, 1998, HIP's net worth as of March 31, 1998 was
$2,325,253, according, HIP failed to meet the minimum net worth requirements as outlined in N.J.A.C. 8:38-11.1(b); and
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     IT FURTHER APPEARING that, according to HIP's Second Quarter Financial
Statement, received following an extension by the Department, shows that as of June 30, 1998 HIP's net worth dropped further below the statutory requirement; and

     IT FURTHER APPEARING that HIP was instructed to formulate and submit a business plan to the Department which would enable HIP to meet its minimum net worth requirements; this business plan was submitted on September 17, 1998; and

     IT FURTHER APPEARING that N.J.S.A. 17:51A-1, et seq., the Administrative
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Supervision Act (the "Act"), sets forth the authority of the Commissioner to subject an insurer to administrative supervision; and

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     IT FURTHER APPEARING that the Act applies to HIP which is an authorized,
New Jersey domiciled HMO and is subject to rehabilitation and liquidation in accordance with N.J.S.A. 17B:32-31 et seq. See N.J.S.A. 17:51A-2, N.J.S.A.
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17B:32-32,-33; and

     IT FURTHER APPEARING that pursuant to N.J.S.A. 17:51A-3(a) an insurer may
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be subject to administrative supervision if it appears in the Commissioner's discretion that the insurer's condition renders the unsupervised continuation of its business hazardous to the public or to its insureds; and

     IT FURTHER APPEARING that the Commissioner, in determining whether an insurer is in a hazardous financial condition, must consider factors listed in

N.J.A.C. 11:2-27.3 either singly or in a combination of two or more and that
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such factors may be applied to HIP since HIP is subject to administrative supervision, rehabilitation and liquidation, pursuant to N.J.S.A. 17:51A-1 et
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seq. and N.J.S.A. 17B:32-31 et seq. respectively; and
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     IT FURTHER APPEARING that, at a minimum, the following factors listed in

N.J.A.C. 11:2-27.3 are applicable to HIP:
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         1.  HIP's net asset portfolio, when viewed in light of current economic conditions, is not of sufficient liquidity or diversity to assure HIP's ability to meet its outstanding obligations as they mature. N.J.A.C. 11:2-27.3(a)(4);
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and

         2. HIP has experienced or will experience in the foreseeable future cash flow and/or liquidity problems. N.J.A.C. 11:2-27.3(a)(15); and
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         3.  HIP does not possess the minimum capital and surplus required by statute.  N.J.A.C. 11:2-27.3(a)(18); and
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     IT FURTHER APPEARING that HIP is currently in a hazardous financial condition since several of the factors listed at N.J.A.C. 11:2-27.3, including,
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but not limited to, N.J.A.C. 11:2-27.3a(4), (15) and (18) are applicable to HIP;
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and

     IT FURTHER APPEARING that since HIP is in a hazardous financial condition, it was placed under administrative supervision September 8, 1998 by Confidential Order A98-134, which Order provided, among other things, that HIP provide the Commissioner with a business plan to remedy its hazardous financial condition; this business plan was submitted on September 17, 1998; and

     IT FURTHER APPEARING that the Division of Medical Assistance and Health Services ("DMAHS") in the Department of Health and Human Services has represented to the Department that upon issuance of Order A98-134, DMAHS will no longer assign new Medicaid recipients to HIP or permit new Medicaid recipients to be randomly assigned to HIP, until further order of the Commissioner, and that this is consistent with DMAHS' contract with HIP since HIP has fallen below the minimal contractual net worth requirement of $3,680,157; and

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     IT FURTHER APPEARING that it is in the public interest that the contents of this Amended Order shall be made public and HIP having cooperated with administrative supervision and its public dissemination;

     NOW, THEREFORE,

     IT IS on this 21st day of September, 1998;

     ORDERED that:

     1.  HIP shall remain under administrative supervision pursuant to N.J.S.A.
                                                                       --------
17:51A-1, et seq.; and
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     2.  HIP shall, as directed by the Commissioner, submit a long term business plan to address its ongoing financial obligations; and

     3. Unless the prior approval of the Commissioner or her designee is authorized, HIP shall cease enrollment of new commercial members and Medicare and Medicaid recipients, except for (a) the addition of family members of current members/recipients and (b) new employees and their families under existing contracts; and

     4. HIP shall not accept new members pursuant to any open enrollment without prior authorization from the Commissioner or administrative supervisor; and

     5.  Pursuant to N.J.S.A 17:51A-5, an administrative supervisor compensated
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by HIP, as determined by the Commissioner, has been appointed by the
Commissioner to, inter alia, supervise the day-to-day operations of HIP, perform
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an audit of HIP's operations, mandate such changes as are necessary to comply with statute or regulation, ensure compliance with the terms of this Order and/or perform other acts as the Commissioner deems necessary to protect the interests of HIP members and/or the public; and

     6. All documents and records in the possession of HIP, its agents and representatives shall not be removed, transferred, altered or disposed of, and

     7. HIP shall provide to the Commissioner or administrative supervisor ready access to any and all records, documents and information relating to HIP, shall fully and completely cooperate with all requests of the Commissioner and/or administrative supervisor for such records, documents and/or information and must comply with time frames established by the Commissioner and/or administrative supervisor for the provision of any requested records, documents or information; and

     8. HIP shall immediately provide the Commissioner or administrative supervisor with the location and description of and access to all assets of any kind of HIP; and

     9. HIP shall not make any disbursements of funds to any entity, including but not limited to the payment of claims, without the prior authorization of the Commissioner or administrative supervisor; and

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     10.  HIP, in accordance with the provisions of N.J.S.A. 17:51A-5, cannot,
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without the prior approval of the Commissioner or administrative supervisor.

          a. Dispose of, convey or encumber any of its assets or its business in force;

          b. Withdraw funds or securities from any of its banking and/or other financial accounts;

          c.  Lend or use as collateral or otherwise encumber any of its funds;

          d.  Invest any of its funds;

          e.  Transfer any of its property;

          f. Incur any debt, obligation or liability or enter into any new contract or renew existing contracts or obligations;

          g.  Merge or consolidate with another company;

          h.  Approve renewal premiums for commercial members;

          i.  Enter into any reinsurance contractor treaty;

          j. Terminate, surrender, forfeit, convert or lapse any insurance policy, certificate or contract, except for nonpayment of premiums;

          k. Release, pay or refund premium deposits, accrued cash or loan values, unearned premiums, or other reserves on any insurance policy, certificate or contract;

          l.  Make any material change in management or staffing;

          m. Increase salaries and benefits of officers, directors, or employees, or pay bonuses, dividends or make other payments; and

     11. HIP shall take such other actions or refrain from taking such other actions as the Commissioner and/or administrative supervisor deem necessary to protect the interests of HIP's members and/or the public; and

     12. HIP shall submit a report of Modified Advance Prepayment System ("MAPs") payments (which are accounted for by HIP as "prepaid expenses") to the Department, which lists each HIP provider and hospital by name and the amount advanced to that provider or hospital. HIP's report shall be submitted no later than 45 days after the close of each month, starting with HIP's report of its status as of July 31, 1998. HIP shall secure written confirmation from an officer of each hospital or provider as to the amount of the advance that is due
as a refund to HIP by contract.   Copies of the executed confirmations shall be
timely submitted to the Department.

     13. HIP shall amend and submit its insolvency plan to the Commissioner. HIP's insolvency plan shall outline how HIP plans to assure continuation of services and benefits to members in case HIP becomes or is determined to be insolvent and shall include all the requirements of N.J.A.C. 8:38-11.5(a). HIP
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has filed this report; and

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     14.  HIP shall remain under administrative supervision until such time as the Commissioner determines that the conditions giving rise to this supervision have been sufficiently remedied or additional action is warranted; and

     15. If any provision of this Amended order or the application thereof is for any reason held to be invalid, the remainder of this Amended order and the applications thereof to other persons or circumstances shall not be affected thereby; and

     16. The Commissioner may at any time issue additional orders or make applications for additional and different relief; and

     17. HIP shall provide a copy of this Amended Order to all directors and officers of HIP within twenty-four (24) hours of the date of this Amended order; and

     18. HIP shall comply with all terms of this Amended Order immediately, unless otherwise specified; and

     19. To the extent that the terms of this Amended Order conflict with or differ from the terms of Order A98-134, this Amended order shall and hereby does supersede the terms of Order A98-134.

     If HIP objects to the actions ordered to be taken as set forth herein, it may request a hearing before the Department within 10 days from the date of receipt of this order. The request for hearing shall be in writing and shall include:

     a. The name, address and daytime telephone number of a contact person familiar with this matter;

     b.  A copy of the Order involved;

     c.  A statement requesting the hearing; and

     d. A concise statement specifying the manner wherein the actions ordered by the Commissioner would not result in improving the condition of the insurer.

September 21, 1998                    /s/  Jaynee LaVecchia
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DATE                                  Jaynee LaVecchia
                                      Acting Commissioner
                                      New Jersey Department of Banking and
                                      Insurance


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